UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 25, 2004

GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of April 1, 2004 providing for the issuance of GSAA Trust 2004-CW1, Mortgage Pass-Through Certificates Series 2004-CW1)

                           GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-100818-29              13-6357101
(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)          Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This  current  report  on Form  8-K  relates  to the  monthly  distribution reported to the holders of GSAA Trust 2004-CW1, Mortgage Pass-Through Certificates Series 2004-CW1 pursuant to the terms of the Trust Agreement, dated as of April 1, 2004 among GS Mortgage Securities Corp., as Depositor, and JPMorgan Chase Bank, as Trustee.

   On October 25, 2004 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.

Item 9.1 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on October 25, 2004 is filed as
               Exhibit 99.1 hereto.

GSAA Trust 2004-CW1
Mortgage Pass-Through Certificates Series 2004-CW1
----------------------------------------------------------------------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein


Date: October 28, 2004    By: /s/   Thomas Venusti
                          --------------------------------------------
                           Thomas Venusti
                           Assistant Vice President

                               EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         October 25, 2004

Exhibit 99.1
Monthly Certificateholder Statement on October 25, 2004


                              GSAA Trust 2004-CW1
                         Statement To Certificateholders
                                  October 25, 2004

----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal          Interest       Total        Losses        Interest     Balance
----------------------------------------------------------------------------------------------------------------------------------
IA_1     16,718,000.00     16,174,744.22       23,343.78      74,134.24         97,478.02    0.00         0.00       16,151,400.44
IIA_1   100,000,000.00     75,914,157.32    3,987,826.49     379,570.79      4,367,397.28    0.00         0.00       71,926,330.83
IIA_2   102,068,000.00     73,871,185.69    4,668,468.72     369,355.93      5,037,824.65    0.00         0.00       69,202,716.97
IIA_3    15,000,000.00     15,000,000.00            0.00      75,000.00         75,000.00    0.00         0.00       15,000,000.00
A_P         190,424.00        189,306.75          227.77           0.00            227.77    0.00         0.00          189,078.98
B1        8,629,000.00      8,589,147.34        8,094.58      42,687.33         50,781.91    0.00         0.00        8,581,052.76
B2        2,626,000.00      2,613,871.94        2,463.36      12,990.72         15,454.08    0.00         0.00        2,611,408.58
B3        1,751,000.00      1,742,913.08        1,642.55       8,662.13         10,304.68    0.00         0.00        1,741,270.53
B4        1,376,000.00      1,369,645.01        1,290.78       6,807.02          8,097.80    0.00         0.00        1,368,354.23
B5          875,000.00        870,958.86          820.81       4,328.59          5,149.40    0.00         0.00          870,138.05
B6          875,953.00        871,907.45          821.70       4,333.31          5,155.01    0.00         0.00          871,085.75
R                 0.00              0.00            0.00           0.00              0.00    0.00         0.00                0.00
TOTALS  250,109,377.00    197,207,837.66    8,695,000.54     977,870.06      9,672,870.60    0.00         0.00      188,512,837.12
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Notional                                                       Realized      Deferred     Notional
Class          Value       Balance          Principal          Interest       Total        Losses        Interest     Balance
----------------------------------------------------------------------------------------------------------------------------------
A_X       23,934,320.00    16,994,928.37     0.00             92,055.86       92,055.86    0.00          0.00        15,949,451.96
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Current
                         Beginning                                                      Ending             Class   Pass-thru
Class     CUSIP         Principal          Principal       Interest       Total        Principal                   Rate (%)
----------------------------------------------------------------------------------------------------------------------------------
IA_1     36228FT48      967.50473861      1.39632612      4.43439646     5.83072257      966.10841249       IA_1     5.500000 %
IIA_1    36228FT55      759.14157320     39.87826490      3.79570790    43.67397280      719.26330830       IIA_1    6.000000 %
IIA_2    36228FT63      723.74481414     45.73880864      3.61872409    49.35753272      678.00600551       IIA_2    6.000000 %
IIA_3    36228FV45    1,000.00000000      0.00000000      5.00000000     5.00000000    1,000.00000000       IIA_3    6.000000 %
A_P      36228FT71      994.13282990      1.19612024      0.00000000     1.19612024      992.93670966       A_P      0.000000 %
B1       36228FT97      995.38154363      0.93806698      4.94696141     5.88502839      994.44347665       B1       5.963898 %
B2       36228FU20      995.38154608      0.93806550      4.94696116     5.88502666      994.44348058       B2       5.963898 %
B3       36228FU38      995.38154198      0.93806396      4.94696174     5.88502570      994.44347801       B3       5.963898 %
B4       36228FV52      995.38154797      0.93806686      4.94696221     5.88502907      994.44348110       B4       5.963898 %
B5       36228FV60      995.38155429      0.93806857      4.94696000     5.88502857      994.44348571       B5       5.963898 %
B6       36228FV78      995.38154444      0.93806403      4.94696633     5.88503036      994.44348042       B6       5.963898 %
TOTALS                  788.48638154     34.76479229      3.90976968    38.67456197      753.72158925
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Current
                         Beginning                                                      Ending             Class   Pass-thru
Class     CUSIP          Notional         Principal       Interest       Total         Notional                    Rate (%)
----------------------------------------------------------------------------------------------------------------------------------
A_X     36228FT89       710.06522726     0.00000000       3.84618656     3.84618656    666.38416968       A_X       6.500000 %
----------------------------------------------------------------------------------------------------------------------------------


If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                     ---------------------------------------

Sec. 4.01(ii)   Aggregate Schedule Principal Balance of Each Group of Mortgage Loans
                                        Group 1 Mortgage Loans                                                     17,498,684.21
                                        Group 2 Mortgage Loans                                                    171,014,153.00

Sec. 4.01(iii)  Available Distribution                                                                              9,764,926.49
                                        Aggregate Principal Distribution Amount                                     8,695,000.54
                                        Principal Prepayment Amount                                                 8,508,546.34

Sec. 4.01(v)    Unscheduled Principal By Group
                                        Group 1                                                                         5,421.06
                                        Group 2                                                                     8,503,125.28

Sec. 4.01(f)    Interest Payment
                                        Class IA-1
                                                              Accrued and Paid for Current Month                       74,134.24
                                                              Accrued and Paid from Prior Months                            0.00
                                        Class IIA-1
                                                              Accrued and Paid for Current Month                      379,570.79
                                                              Accrued and Paid from Prior Months                            0.00
                                        Class IIA-2
                                                              Accrued and Paid for Current Month                      369,355.93
                                                              Accrued and Paid from Prior Months                            0.00
                                        Class IIA-3
                                                              Accrued and Paid for Current Month                       75,000.00
                                                              Accrued and Paid from Prior Months                            0.00
                                        Class A-X
                                                              Accrued and Paid for Current Month                       92,055.86
                                                              Accrued and Paid from Prior Months                            0.00
                                        Class B1
                                                              Accrued and Paid for Current Month                       42,687.33
                                                              Accrued and Paid from Prior Months                            0.00
                                        Class B2
                                                              Accrued and Paid for Current Month                       12,990.72
                                                              Accrued and Paid from Prior Months                            0.00
                                        Class B3
                                                              Accrued and Paid for Current Month                        8,662.13
                                                              Accrued and Paid from Prior Months                            0.00
                                        Class B4
                                                              Accrued and Paid for Current Month                        6,807.02
                                                              Accrued and Paid from Prior Months                            0.00
                                        Class B5
                                                              Accrued and Paid for Current Month                        4,328.59
                                                              Accrued and Paid from Prior Months                            0.00
                                        Class B6
                                                              Accrued and Paid for Current Month                        4,333.31
                                                              Accrued and Paid from Prior Months                            0.00

Sec. 4.01(g)    Trust Fees
                                        Servicer Fee Group 1                                                            3,650.74
                                        Servicer Fee Group 2                                                           37,434.23
                                        Servicer Fee Paid                                                              41,084.97

Sec. 4.01(h)    Monthly Advances
                                        Current Period Advances                                                             0.00
                                        Current Period Reimbursed Advances                                                  0.00
                                        Aggregate Unreimbursed Advances                                                     0.00

Sec. 4.01(i)    Trustee Advances
                                        Current Period Advances                                                             0.00
                                        Current Period Reimbursed Advances                                                  0.00
                                        Aggregate Unreimbursed Advances                                                     0.00

Sec. 4.01(k)                            Number of Outstanding Mortgage Loans                                                 418
                                        Balance of Outstanding Mortgage Loans                                     188,512,837.21

Sec. 4.01(l)                                  Number and Balance of Delinquent Loans
                                               Group Totals
                                                                                         Principal
                                               Period                Number                Balance              Percentage
                                              0-29 days                  0                     0.00                  0.00 %
                                              30-59 days                 6             2,474,571.95                  1.31 %
                                              60-89 days                 4             2,058,540.80                  1.09 %
                                              90-119 days                3             1,198,167.99                  0.64 %
                                              120+days                   0                     0.00                  0.00 %
                                               Total                    13             5,731,280.74                  3.04 %


Sec. 4.01(l)                                  Number and Balance of REO Loans
                                              Group Totals
                                                                    Principal
                                               Number               Balance                Percentage
                                                  0                    0.00                  0.00 %


Sec. 4.01(l)                                  Number and Balance of Loans in Bankruptcy
                                              Group Totals
                                                                    Principal
                                               Number               Balance                Percentage
                                                  2                700,707.28                  0.37 %

Sec. 4.01(m)                                  Number and Balance of Loans in Foreclosure
                                              Group Totals
                                                                    Principal
                                               Number               Balance                Percentage
                                                  5              1,926,889.74                  1.02 %


Sec. 4.01(o)                            Aggregate Principal Payment
                                                              Scheduled Principal                                      186,454.20
                                                              Payoffs                                                8,485,062.38
                                                              Prepayments                                               23,483.96
                                                              Liquidation Proceeds                                           0.00
                                                              Condemnation Proceeds                                          0.00
                                                              Insurance Proceeds                                             0.00
                                                              Realized Losses                                                0.00

                                                              Realized Losses Group 1                                        0.00
                                                              Realized Losses Group 2                                        0.00
                                                              Realized Gains                                                 0.00

Sec. 4.01(p)                            Aggregate Amount of Mortgage Loans Repurchased                                       0.00

Sec. 4.01(q)                            Aggregate Amount of Shortfall Allocated for Current Period                           0.00
                                                              Class IA-1                                                     0.00
                                                              Class IIA-1                                                    0.00
                                                              Class IIA-2                                                    0.00
                                                              Class IIA-3                                                    0.00
                                                              Class B1                                                       0.00
                                                              Class B2                                                       0.00
                                                              Class B3                                                       0.00
                                                              Class B4                                                       0.00
                                                              Class B5                                                       0.00
                                                              Class B6                                                       0.00
                                                              Class A-X                                                      0.00
Sec. 4.01(s) Group I
                                        Senior Percentage I                                                             93.3110 %
                                        Senior Prepayment Percentage I                                                 100.0000 %

                                        Subordinate Percentage I                                                         6.6890 %
                                        Subordinate Prepayment Percentage I                                              0.0000 %

Sec. 4.01(s) Group II
                                        Senior Percentage II                                                            91.7083 %
                                        Senior Prepayment Percentage II                                                100.0000 %

                                        Subordinate Percentage II                                                        8.2917 %
                                        Subordinate Prepayment Percentage II                                             0.0000 %

Aggregate
                                        Scheduled Principal                                                            186,454.20
                                        Unscheduled Principal                                                        8,508,546.34
                                        Beginning Balance                                                          197,207,837.76
                                        Ending Balance                                                             188,512,837.21
                                        Net Wac                                                                           6.51045
                                        Weighted Averge Maturity                                                           347.00

                                        Wac Group 1                                                                       5.80308
                                        Wac Group 2                                                                       6.88078


                                                Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.